Lake Shore Bancorp, Inc.

Annual Meeting of Shareholders
May 21, 2014

Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the Safe Harbor Provision and are including this statement for the purpose of such Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp Inc.

Stock Profile

Market Data (as of May 19, 2014) – (Source - NASDAQ)

➢ Ticker Symbol	LSBK
➢ 52 – week Range	$10.93 - $12.52
➢ Current Price	$12.35
➢ Market Capitalization	$28.1 million
➢ Minority Shares Outst .	2.3 million shares
➢ 50 Day Avg. Trading Vol.	520 shares
➢ Annual Cash Dividend	$0.28 per share
➢ Dividend Yield	2.27%
➢ Ownership (as of 3/31/2014)	
❖ Mutual Holding Company (Lake Shore, MHC)	61.5%
❖ Insiders (including directors, executives, and ESOP plan)	7.8%
❖ Institutional	15.0%
❖ Other	15.7%

Lake Shore Savings Fast Facts

- Lake Shore Savings has been in business for over 123 years.

- As of March 31, 2014

•Total Assets	$488.0 million
•Total Deposits	$393.3 million
•Total Loans Receivable, net	$275.5 million

- 11 branch locations throughout Chautauqua and Erie Counties.

Loan Originations 2013

New Loans ($'s in millions)	2013	2012
Residential Mortgage – New & Modified	$ 41.32	$32.31
Commercial Mortgage – New & Modified	16.73	17.13
Commercial Loans	3.03	5.11
Home Equity Loans	6.63	6.82
Consumer Loans	0.44	0.47
Total New Loans	$ 68.15	$61.84

Loan Originations increased by 10.2% in 2013

Our strategy is to originate and serve.

2013 Deposits and Earnings

- Year End 2013 Deposits of $388.2 million, a $9.7 million increase since 2012

8.7% Growth in Core Deposits
(includes all deposits except time deposits)

Core Deposits	2012	$ 180.0 million
Core Deposits	2013	$ 195.7 million

- Earnings increased 3.2% to $3.7 million

Operational and Strategic Review

- **Regulatory Oversight.**
- **Fundamental Banking Practices.**
- **2013 Operational Highlights.**
- **2014 and Beyond.**
- **2012 Equity Incentive Plan.**

Regulatory Oversight

- OCC is the Primary Regulator of Lake Shore Savings Bank.

- Federal Reserve is the Primary Regulator of:
  - Lake Shore Bancorp, Inc.
  - Lake Shore, MHC

Regulatory Environment 2013

- **Ever Changing Regulatory Environment**

  OCC, FDIC, CFPB, The Federal Reserve, The State of New York

- **Implementation of the Qualified Mortgage Rules as created by the Consumer Financial Protection Bureau.**

  Lake Shore Best Practices

Fundamental Banking Practices

- Corporate Mission
- Board of Directors and Management are Proactive
- Comprehensive Strategic Planning
- Sound Policies and Procedures
- Effective Risk Management Systems
- Continue to Accumulate Capital

2013 Operational Highlights

The Measure of Our Success

- ✓ **New Branch Opening: 4950 Main Street, Snyder, New York.**
- ✓ **Core Processor Contract Negotiations and Contract Renewal.**
- ✓ **Loan Origination System Requirements Definition and Vendor Selection.**
- ✓ **On-Line Mortgage Application**
- ✓ **Roll-out of the LSBK Enhanced Digital Banking Experience, Including Mobile Banking Products**

2013 & 2014 Operational Highlights

The Measure of Our Success

- Retail On-line Banking
  - ✓ Bill Pay and Account Management
  - Expense Tracking/ Categorization
- Mobile Banking App
  - ✓ Balance Inquiry
  - ✓ Account Transfer Management
  - Bill Pay
  - Consumer Deposit Capture
- Business On-Line Banking
  - ✓ Bill Pay
  - ✓ ACH
  - ✓ Cash Management

2014 and Beyond

- Digital Banking Efficiencies
- Data Center Hot Site
- Commercial Loan Portfolio Growth
- Interest Rate Risk
- COSO 2013 Framework Certification
- Enterprise Risk Management
- Dividend Waiver
- Regulatory Changes
  - ALLL
  - Basel III Capital
- Protecting the Shareholders' Investment in LSBK!

Summary

Putting People First is not simply our Bank's Mission Statement, it is a fundamental belief shared by all of Lake Shore Savings Bank Associates!

Lake Shore Bancorp, Inc.
Financial Presentation

Lake Shore Bancorp, Inc.

Rachel Foley
Chief Financial Officer

Total Assets
($ in millions)



$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$425.7
$479.0
$488.6
$482.4
$482.2
$488.0
CAGR of 3.48%
2009
2010
2011
2012
2013
1Q2014

Lake Shore Bancorp, Inc.

Loans, net
($ in millions)



$300.0
$250.0
$200.0
$150.0
$100.0
$259.2
$263.0
$275.1
$272.9
$277.3
$275.5
2009
2010
2011
2012
2013
1Q2014
CAGR of 2.62%

Loan Composition
(as of December 31st)

2009



Home equity 11.7%
Commercial loans 4.4%
Consumer loans 0.9%
Construction loans 0.1%
Commercial real estate 11.0%
One-to-four family 71.9%

2013



Home equity 11.5%
Commercial loans 4.6%
Consumer loans 0.5%
Construction loans 0.3%
Commercial real estate 21.3%
One-to-four family 61.8%

Lake Shore Bancorp, Inc.

Non-performing Loans as a Percentage of Loans

Source: SNL.com



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.77%
4.74%
5.07%
4.60%
4.01%
0.65%
0.89%
1.02%
0.89%
1.66%
2009
2010
2011
2012
2013
National Average*
Lake Shore

*Average of publicly traded banks throughout the U.S. under $1 billion in total assets.

Lake Shore Bancorp, Inc.

Loan Loss Reserves as a Percentage of Loans



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.60%
0.36%
0.50%
0.66%
0.65%
2009
2010
2011
2012
2013

Lake Shore Bancorp, Inc.

Total Deposits
($ in millions)



$400.0
$300.0
$200.0
$100.0
$-
$318.4
$375.8
$379.8
$378.5
$388.2
$393.3
CAGR of 5.75%
2009
2010
2011
2012
2013
1Q2014

Deposit Composition
(as of March 31, 2014)



Time Deposits < $100,000 31.0%
Savings 10.5%
Money Market Accts 20.0%
Interest-Bearing Demand 11.8%
Noninterest-Bearing Demand 9.0%
Time Deposits > $100,000 17.8%

Deposit Mix
(as of December 31st)



2009 Deposit Mix
40.64%
59.36%
Core Deposits
Time Deposits



2013 Deposit Mix
49.60%
50.40%
Core Deposits
Time Deposits

Net Interest Income
($ in millions)



$20.0
$15.0
$10.0
$5.0
$-
$11.8
$13.6
$15.1
$15.0
$15.1
2009
2010
2011
2012
2013

Treasury Yield



4
3
2
1
0
Percentage
3.47
3.18
3.10
2.62
2.70
2.17
1.90
1.63
0.86
1.28
0.4
0.82
0.02
0.03
0.05 0.10
0.11
0.26
0.38
0.02
0.04
0.08
1 mo 3 mo 6 mo 1 yr 2 yr 3 yr 5 yr 7 yr 10 yr 20 yr 30 yr
Treasury Maturities
5/10/2013
5/9/2014

Net Income
($ in millions)



$4.0
$3.0
$2.0
$1.0
$-
$2.2
$3.0
$3.7
$3.6
$3.7
2009
2010
2011
2012
2013

Efficiency Ratio

Source: SNL.com



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
84.84%
77.48%
76.78%
76.14%
73.75%
76.80%
72.74%
65.78%
69.32%
72.26%
2009
2010
2011
2012
2013
National Average*
Lake Shore

*Average of publicly traded banks throughout the U.S. under $1 billion in total assets .

Lake Shore Bancorp, Inc.

Regulatory Capital Requirements

	Actual		To be Well Capitalized under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)			
As of December 31, 2013:				
Total capital (to risk-weighted assets)	$63,153	25.08%	$≥25,176	≥10.0%
Tier 1 capital (to adjusted total assets)	61,326	12.75	≥24,042	≥5.0
Tangible equity (to tangible assets)	61,326	12.75	N/A	N/A
Tier 1 capital (to risk-weighted assets)	61,326	24.36	≥15,106	≥6.0
As of December 31, 2012:				
Total capital (to risk-weighted assets)	$59,144	23.77%	$≥24,883	≥10.0%
Tier 1 capital (to adjusted total assets)	57,343	12.14	≥23,609	≥5.0
Tangible equity (to tangible assets)	57,343	12.14	N/A	N/A
Tier 1 capital (to risk-weighted assets)	57,343	23.04	≥14,930	≥6.0

Lake Shore Bancorp, Inc.

1st Quarter 2014 Balances vs. 2013 Year End Balances

- **Total Assets up $5.8 million**
  - **Cash & Cash Equivalents up $10.9 million**
  - **Investments down $2.6 million**
  - **Loans, net down $1.9 million**
  - **Total Deposits up $5.1 million**

1st Quarter 2014 vs. 1st Quarter 2013 Results

- **2014 1st Quarter Net Income**
  - **$775,000 - a 14.5%, or $131,000 decrease over same period in 2013**

  Decrease in 1st Q Net Income primarily due to:
  - **$135,000 increase in non-interest expense**
  - **$123,000 decrease in net interest income**
  - **$ 35,000 decrease in non-interest income**

1st Quarter 2014 vs. 1st Quarter 2013 Results (cont.)

- Decrease offset by:
  - $86,000 decrease in interest expense
  - $45,000 decrease in provision for loan loss
  - $31,000 decrease in income tax expense
- 1st Quarter 2014 Asset Quality
  - 1.91% - Nonperforming Loans as a % of Net Loans

LSBK Closing Stock Price December 31, 2009 thru May 1, 2014

Source: Nasdaq.com



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.86
$8.20
$7.90
$8.03
$9.23
$10.21
$10.26
$9.50
$9.55
$10.00
$10.27
$10.40
$10.29
$11.09
$11.75
$11.42
$12.20
$12.39
$12.40
12/1/2009
4/1/2010
8/1/2010
12/1/2010
4/1/2011
8/1/2011
12/1/2011
4/1/2012
8/1/2012
12/1/2012
4/1/2013
8/1/2013
12/1/2013
4/1/2014

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Total Return

Source: SNL.com



250
225
200
175
150
125
100
75
Index Value
Lake Shore Bancorp, Inc. (MHC)
SNL Thrift MHCs
SNL Thrift $250M-$500M
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13

Lake Shore Bancorp, Inc.

Conclusion

Questions?

Thank you for your continued confidence in Lake Shore Bancorp, Inc.!